                             LETTER OF TRANSMITTAL
                                       TO
                 TENDER DEPOSITARY RECEIPTS REPRESENTING UNITS
                                       OF
                     KRUPP CASH PLUS-II LIMITED PARTNERSHIP

           PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 20, 1997
                                       BY
                            KRESCENT PARTNERS L.L.C.
                                      AND
                           AMERICAN HOLDINGS I, L.P.


                                                                                         Total Purchase(3)
                                        Number of(1)   Number of(2)     Purchase Price   Price if all
                                        Units Owned    Units Tendered   Per Unit         Units Tendered
                                        -----------    --------------   -------------    --------------
                                                                             $7.45



                                       [ ] Check this box if you participate
                                           in the Partnership's reinvestment
                                           plan and you wish to tender all
                                           Units beneficially owned by you,
                                           including all Units in the
                                           Partnership's reinvestment plan
                                           held for your benefit.

                                           (1) If you participate in the
                                           Partnership's reinvestment plan,
                                           this column does not reflect the
                                           number of Units in such plan held
                                           for your benefit.

                                           (2) If no indication is marked in the
                                           Number of Units Tendered column,
                                           all Units beneficially owned by you
                                           will be deemed to have been
                                           tendered, including all Units in
                                           the Partnership's reinvestment plan
                                           held for your benefit.

                                           (3)  Reduced by the amount of any
                                           distributions made or declared by the
                                           Partnership subsequent to the date
                                           of the Offer and increased by the
                                           amount of Units tendered by you
                                           from the Partnership's reinvestment
                                           plan.

Please indicate changes or corrections to the address printed above.
================================================================================

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, MARCH 20, 1997 (THE "EXPIRATION DATE") UNLESS SUCH OFFER IS EXTENDED.

       The undersigned hereby tender(s) to Krescent Partners L.L.C., a Delaware limited liability company ("Krescent"), and American Holdings I, L.P., a Delaware limited partnership ("AHI" and together with Krescent, the "Purchasers"), the number of Depositary Receipts representing Units (as defined in the Offer to Purchase defined below) of Krupp Cash-II Plus Limited Partnership, a Massachusetts limited partnership (the "Partnership"), specified above, pursuant to the Purchasers' offer to purchase up to 1,536,630 of the issued and outstanding Units at a purchase price of $7.45 per Unit, net to the seller in cash (the "Purchase Price"), without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 20, 1997 (the "Offer to Purchase") and this Letter of Transmittal (the "Letter of Transmittal", which, together with the Offer to Purchase and any supplements, modifications or amendments thereto, constitute the "Offer"), all as more fully described in the Offer to Purchase. The Purchase Price will be automatically reduced by the aggregate amount of distributions per Unit, if any, made or declared by the Partnership after February 20, 1997 and on or prior to 12:00 midnight, New York City time, on March 20, 1997 (the "Expiration Date"). In addition, if a distribution is made or declared after the Expiration Date but prior to the date on which the Purchasers pay the Purchase Price for the tendered Units, the Purchasers will offset the amount otherwise due a holder of Units pursuant to the Offer in respect of tendered Units which have been accepted for payment but not yet paid for by the amount of any such distribution. UNITHOLDERS WHO TENDER THEIR UNITS WILL NOT BE OBLIGATED TO PAY ANY COMMISSIONS OR PARTNERSHIP TRANSFER FEES, WHICH COMMISSIONS OR PARTNERSHIP TRANSFER FEES WILL BE BORNE BY THE PURCHASERS. Receipt of the Offer to Purchase is hereby acknowledged. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Offer to Purchase.

       By executing and delivering this Letter of Transmittal a tendering Unitholder irrevocably appoints the Purchasers and designees of the Purchasers and each of them as such Unitholder's proxies, with full power of substitution, in the manner set forth in this Letter of Transmittal to the full extent of such Unitholder's rights with respect to the Units tendered by such Unitholder and accepted for payment by the Purchasers (and with respect to any and all other Units or other securities issued or issuable in respect of such Unit on or after the date hereof). All such proxies shall be considered irrevocable and coupled with an interest in the tendered Units. Such appointment will be effective when, and only to the extent that, the Purchasers accept such Units for payment. Upon such acceptance for payment, all prior proxies given by such Unitholder with respect to such Units (and such other Units and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consent executed (and, if given or executed, will not be deemed effective). The Purchasers and their designees will, with respect to the Units (and such other Units and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such Unitholder as they in their sole discretion may deem proper at any meeting of Unitholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchasers may assign such proxy and/or power-of-attorney to any person with or without assigning the related Units with respect to which such proxy and/or power-of-attorney was granted. The Purchasers reserve the right to require that, in order for a Unit to be deemed validly tendered, immediately upon the Purchasers' payment for such Unit, the Purchasers must be able to exercise full voting rights with respect to such Unit and other securities, including voting at any meeting of Unitholders.

       By executing and delivering the Letter of Transmittal, a tendering Unitholder also irrevocably constitutes and appoints the Purchasers and their designees as the Unitholder's attorneys-in-fact, each with full power of substitution to the extent of the Unitholder's rights with respect to the Units tendered by the Unitholder and accepted for payment by the Purchasers. Such appointment will be effective when, and only to the extent that, the Purchasers accept the tendered Units for payment. Upon such acceptance for payment, all prior powers of attorney granted by the Unitholder with respect to such Unit will, without further action, be revoked, and no subsequent powers of attorney may be granted (and if granted will not be effective). Pursuant to such appointment as attorneys-in-fact, the Purchasers and their designees each will have the power, among other things, (i) to seek to transfer ownership of such Units on the Partnership's books (and execute and deliver any accompanying evidences of transfer and authenticity any of them may deem necessary or appropriate in connection therewith, including, without limitation, any documents or instruments required to be executed under a "Transferor's (Seller's) Application for Transfer" created by the NASD, if required), (ii) upon receipt by the Information Agent/Depositary (as the tendering Unitholder's agent) of the Purchase Price, to receive any and all distributions made by the Partnership after the Expiration Date, and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units in accordance with the terms of the Offer, (iii) to execute and deliver to the Partnership and/or the General Partners and/or the Corporate Limited Partner (as the case may be) a change of address form instructing the Partnership to send any and all future distributions to which the Purchasers are entitled pursuant to the terms of the Offer in respect of tendered Units to the address specified in such form and (iv) to endorse any check payable to or upon the order of such Unitholder representing a distribution to which the Purchasers are entitled pursuant to the terms of the Offer, in each case on behalf of the tendering Unitholder. If legal title to the Units is held through an IRA or KEOGH or similar account, the Unitholder understands that this Letter of Transmittal must be signed by the custodian of such IRA or KEOGH account and the Unitholder hereby authorizes and directs the custodian of such IRA or KEOGH to confirm this Letter of Transmittal. This Power of Attorney shall not be affected by the subsequent mental disability of the Unitholder, and the Purchasers shall not be required to post bond in any nature in connection with this Power of Attorney. The Purchasers may assign such Power of Attorney to any person with or without assigning the related Units with respect to which such Power of Attorney was granted.

       By executing and delivering this Letter of Transmittal, a tendering Unitholder irrevocably assigns to the Purchasers and their assigns all of the right, title and interest of such Unitholder in the Partnership with respect to the Units tendered and purchased pursuant to the Offer, including, without limitation, such Unitholder's right, title and interest in and to any and all distributions made by the Partnership after the Expiration Date in respect of the Units tendered by such Unitholder and accepted for payment by the Purchasers, regardless of the fact that the record date for any such distribution may be a date prior to the Expiration Date. The Purchasers reserve the right to transfer or assign, in whole or from time to time in part, to one or more persons, the right to purchase Units tendered pursuant to the Offer, together with the Purchasers' rights under this Letter of Transmittal, but any such transfer or assignment will not relieve the Purchasers of their obligations under the Offer or prejudice the rights of tendering Unitholders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer. The Purchasers will seek to be admitted to the Partnership as transferees upon consummation of the Offer. By executing and delivering this Letter of Transmittal, the undersigned, being a tendering Unitholder, expressly intends the Purchasers to become transferees.

       By executing this Letter of Transmittal, the undersigned represents that either (a) the undersigned is not a plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of any such plan; or (b) the tender and acceptance of Units pursuant to the Offer will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

       The undersigned recognizes that, if proration is required pursuant to the terms of the Offer, the Purchasers will accept for payment from among those Units validly tendered on or prior to the Expiration Date and not properly withdrawn, the maximum number of Units permitted pursuant to the Offer on a pro rata basis, with adjustments to avoid purchases which would violate the terms of the Offer, based upon the number of Units validly tendered prior to the Expiration Date and not properly withdrawn.

       The undersigned understands that a tender of Units to the Purchasers will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in Section 2 ("Proration; Acceptance for Payment and Payment for Units") and Section 14 ("Conditions of the Offer") of the Offer to Purchase, the Purchasers may not be required to accept for payment any of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment will be destroyed by the Purchasers. Except as stated in Section 4 ("Withdrawal Rights") of the Offer to Purchase, this tender is irrevocable, provided Units tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date.

================================================================================
                                 SIGNATURE BOX
--------------------------------------------------------------------------------

Please sign exactly as your name is printed (or corrected) above. For joint owners, each joint owner must sign. All signatures must be medallion guaranteed by an Eligible Institution. (See Instruction 2.) The signatory hereto hereby certifies under penalties of perjury the Taxpayer Identification Number (i.e., the signatory's social security number) furnished in the blank provided in this Signature Box and the statements in Box A, Box B and, if applicable, Box C. The undersigned hereby represents and warrants for the benefit of the Partnership and the Purchasers that the undersigned owns (or beneficially owns) the Depositary Receipts representing Units tendered hereby and has full power and authority to validly tender, sell, assign, transfer, convey and deliver the Depositary Receipts tendered hereby and that when the same are accepted for payment by the Purchasers, the Purchasers will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, such Units will not be subject to any adverse claims, the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations, and that upon such transfer and assignment the undersigned will not own less than 250 Units (100 Units in the case of tax-exempt entities, including IRAs and KEOGHs). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 4 ("Withdrawal Rights") of the Offer to Purchase, this tender is irrevocable.


X
 -------------------------------------------------------------------------------
              (Signature of Owner)         (Date)

X
 -------------------------------------------------------------------------------
       Taxpayer Identification Number of Owner

X
 -------------------------------------------------------------------------------
       (Signature of Co-Owner)             (Date)


--------------------------------------------------------------------------------
              (Title)

Telephone (Day)   (     )          Telephone (Eve)   (     )
                -----------------                  -----------------------------

GUARANTEE OF SIGNATURE (SEE INSTRUCTION 2):

Name of Eligible Institution:
                             ---------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------

================================================================================

                               TAX CERTIFICATIONS

================================================================================

                                     BOX A
                              SUBSTITUTE FORM W-9
                              (See Instruction 3)

The person signing this Letter of Transmittal hereby certifies the following to the Purchasers under penalties of perjury:

(i) The Taxpayer Identification Number ("TIN") furnished in the space provided for that purpose in the Signature Box of this Letter of Transmittal is the correct TIN of the Unitholder. If no TIN is provided above and this box [ ] is checked, the Unitholder has applied for a TIN. If the Unitholder has applied for a TIN, a TIN has not been issued to the Unitholder, and either (a) the Unitholder has mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service ("IRS") Center or Social Security Administration Office, or (b) the Unitholder intends to mail or deliver an application in the near future, it is hereby understood that if the Unitholder does not provide a TIN to the Purchasers within sixty (60) days, 31% of all reportable payments made to the Unitholder thereafter will be withheld until a TIN is provided to the Purchasers; and

(ii) Unless this box [ ] is checked, the Unitholder is not subject to backup withholding either because the Unitholder (a) is exempt from backup withholding, (b) has not been notified by the IRS that the Unitholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) has been notified by the IRS that such Unitholder is no longer subject to backup withholding.

Note: Place an "X" in the box in (ii) above, if you are unable to certify that the Unitholder is not subject to backup withholding.

================================================================================

================================================================================

                                     BOX B
                                FIRPTA AFFIDAVIT
                              (See Instruction 3)

Under Section 1445(c)(5) of the Code and Treas. Reg. 1.1445-IIT(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash or cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchasers that no withholding is required with respect to the Unitholder's interest in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

(i) Unless this box [ ] is checked, the Unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

(ii) the Unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as furnished in the blank provided for that purpose on the back of this Letter of Transmittal; and

(iii) the Unitholder's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the back of this Letter of Transmittal. If a corporation, the jurisdiction of incorporation is
_________________________.

The person signing this Letter of Transmittal understands that this certification may be disclosed to the IRS by the Purchasers and that any false statements contained herein could be punished by fine, imprisonment, or both.

================================================================================

================================================================================

                                     BOX C
                              SUBSTITUTE FORM W-8
                              (See Instruction 3)

By checking this box [ ], the person signing this Letter of Transmittal hereby certifies under penalties of perjury that the Unitholder is an "exempt foreign person" for purposes of the backup withholding rules under U.S. federal income tax laws, because the Unitholder:

(i) Is a nonresident alien or a foreign corporation, partnership, estate or trust;

(ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and

(iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

================================================================================

For Units to be accepted for purchase, Unitholders should complete and sign this Letter of Transmittal in the Signature Box and return it in the self-addressed, postage-paid envelope enclosed, or by hand or overnight courier to:
The Herman Group, Inc., 2121 San Jacinto Street, 26th Floor, Dallas, TX 75201. Delivery of this Letter of Transmittal or any other required documents to an address other than the one set forth above does not constitute valid delivery.

PLEASE CAREFULLY READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
                         AND BOXES A, B AND C ABOVE.

              INSTRUCTIONS FOR COMPLETING LETTER OF TRANSMITTAL
            Forming Part of the Terms and Conditions of the Offer
================================================================================

         FOR ASSISTANCE IN COMPLETING THE LETTER OF TRANSMITTAL, CALL:
                    THE HERMAN GROUP, INC. AT (800) 738-5516

================================================================================

1. DELIVERY OF LETTER OF TRANSMITTAL. For convenience in responding to the Offer, a self-addressed, postage-paid envelope had been enclosed with the Offer to Purchase. However, to ensure receipt of the Letter of Transmittal, it is suggested that you use an overnight courier or, if the Letter of Transmittal is to be delivered by United States mail, that you use certified or registered mail, return receipt requested.

       To be effective, a duly completed and original of the signed Letter of Transmittal must be received by the Information Agent/Depositary at the address set forth below before the Expiration Date, 12:00 Midnight, New York City Time on Thursday, March 20, 1997, unless extended. LETTERS OF TRANSMITTAL WHICH HAVE BEEN DULY EXECUTED, BUT WHERE NO INDICATION IS MARKED IN THE "NUMBER OF UNITS TENDERED" COLUMN, SHALL BE DEEMED TO HAVE TENDERED ALL UNITS PURSUANT TO THE OFFER, INCLUDING ALL UNITS IN THE PARTNERSHIP'S REINVESTMENT PLAN HELD FOR THE BENEFIT OF THE UNITHOLDER. Tenders of less than 100 Units or tenders of less than all Units owned by a Unitholder that would result in such Unitholder holding less than 250 Units (100 Units in the case of tax-exempt entities) will not be accepted.

              BY MAIL/HAND OR OVERNIGHT DELIVERY:        THE HERMAN GROUP, INC.
                                                         2121 San Jacinto
                                                         Street, 26th Floor
                                                         Dallas, Texas  75201

              FOR ADDITIONAL INFORMATION CALL:           (800) 738-5516

THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING UNITHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT/DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. ONLY ORIGINAL LETTERS OF TRANSMITTAL WILL BE ACCEPTED FOR PURCHASE.

All tendering holders of Units, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Units for payment.

2. SIGNATURES. All Unitholders must sign in the Signature Box on the back of the Letter of Transmittal. If the Units are held in the names of two or more persons, all such persons must sign the Letter of Transmittal. When signing as a general partner, corporate officer, attorney-in-fact, executor, custodian, administrator or guardian, please give full title and send proper evidence of authority satisfactory to the Purchasers with this Letter of Transmittal. With respect to most trusts, the Partnership will generally require only the named trustee to sign the Letter of Transmittal. For Units held in a custodial account for minors, only the signature of the custodian will be required.

       For IRA custodial accounts, the beneficial owner should return the executed Letter of Transmittal to the Information Agent/Depositary as specified in Instruction 1 herein. Such Letter of Transmittal will then be forwarded by the Information Agent/Depositary to the custodian for additional execution. Such Letter of Transmittal will not be considered duly completed until after it has been executed by the custodian.

       If any tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

       ALL SIGNATURES ON THE LETTER OF TRANSMITTAL MUST BE MEDALLION GUARANTEED BY A COMMERCIAL BANK, SAVINGS BANK, CREDIT UNION, SAVINGS AND LOAN ASSOCIATION OR TRUST COMPANY HAVING AN OFFICE, BRANCH OR AGENCY IN THE UNITED STATES, A BROKERAGE FIRM THAT IS A MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (EACH, AN "ELIGIBLE INSTITUTION").

3. DOCUMENTATION REQUIREMENTS. In addition to information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchasers under certain circumstances including, but not limited to those listed below. Questions on documentation should be directed to The Herman Group, Inc. at (800) 738-5516, Project Administration Department. ONLY ORIGINAL LETTERS OF TRANSMITTAL WILL BE ACCEPTED.


       Deceased Owner (Joint Tenant)       -      Certified Copy of Death
                                                  Certificate.

       Deceased Owner (Others)             -      Certified Copy of Death
                                                  Certificate (See also
                                                  Executor/Administrator/
                                                  Guardian below).

       Executor/Administrator/Guardian     -      (i)    Certified Copies of
                                                         court Appointment
                                                         Documents for Executor
                                                         or Administrator dated
                                                         within 60 days of the
                                                         date of execution of
                                                         the Letter of
                                                         Transmittal; and

                                                  (ii)   a copy of applicable
                                                         provisions of the Will
                                                         (Title Page,
                                                         Executor(s)' powers,
                                                         asset distribution);
                                                         OR

                                                  (iii)  Certified copy of
                                                         Estate distribution
                                                         documents.

       Attorney-in-Fact                    -      Current Power of Attorney.

       Corporations/Partnerships           -      Certified copy of Corporate
                                                  Resolution(s) (with raised
                                                  corporate seal), or other
                                                  evidence of authority to act.
                                                  Partnerships should furnish
                                                  copy of Partnership
                                                  Agreement.

       Trust/Pension Plans                 -      Copy of cover page of the
                                                  Trust or Pension Plan, along
                                                  with copy of the section(s)
                                                  setting forth names and
                                                  powers of Trustee(s) and any
                                                  amendments to such sections
                                                  or appointment of Successor
                                                  Trustee(s).

                  ALL SIGNATURES MUST BE MEDALLION GUARANTEED.

                              (Continued on Back)

4. U.S. PERSONS. A Unitholder who or which is a United States citizen OR a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "United States Persons") as those terms are defined in the Code and Income Tax Regulations, should follow the instructions below with respect to certifying Boxes A and B (on the reverse side of the Letter of Transmittal).

       TAXPAYER IDENTIFICATION NUMBER. To avoid 31% federal income tax backup withholding, the Unitholder must furnish his, her or its TIN in the blank provided for that purpose in the Signature Box on the back of the Letter of Transmittal and certify under penalties of perjury Box A, B and, if applicable, Box C. In the case of an individual person, such person's social security number is his or her TIN.

       WHEN DETERMINING THE TIN TO BE FURNISHED, PLEASE REFER TO THE FOLLOWING NOTE AS A GUIDELINE:

              NOTE: INDIVIDUAL ACCOUNTS should reflect their own TIN. JOINT ACCOUNTS should reflect the TIN of the person whose name appears first. TRUST ACCOUNTS should reflect the TIN assigned to the Trust. CUSTODIAL ACCOUNTS FOR THE BENEFIT OF MINORS should reflect the TIN of the minor. CORPORATIONS OR OTHER BUSINESS ENTITIES should reflect the TIN assigned to that entity. If you need additional information, please see the enclosed copy of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

       SUBSTITUTE FORM W-9 - BOX A.

       (i) In order to avoid 31% federal income tax backup withholding, the Unitholder must provide to the Purchasers in the blank provided for that purpose in the Signature Box on the back of the Letter of Transmittal the Unitholder's correct TIN and certify, under penalties of perjury, that such Unitholder is not subject to such backup withholding. The TIN being provided on the Substitute Form W-9 is that of the registered Unitholder as indicated in the Signature Box on the back of the Letter of Transmittal. If a correct TIN is not provided, penalties may be imposed by the IRS, in addition to the Unitholder being subject to backup withholding. Certain Unitholders (including, among others, all corporations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

       (ii) DO NOT CHECK THE BOX IN BOX A, PART (ii), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

       FIRPTA AFFIDAVIT - BOX B.  To avoid withholding of tax pursuant to
       Section 1445 of the Code, each Unitholder who or which is a United States Person (as defined in Instruction 3 above) must certify, under penalties of perjury, the Unitholder's TIN and address, and that the Unitholder is not a foreign person. Tax withheld under Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. CHECK THE BOX IN BOX B, PART (ii) ONLY IF YOU ARE NOT A U.S. PERSON, AS DESCRIBED THEREIN.

5. FOREIGN PERSONS - BOX C. In order for a Unitholder who is a foreign person (i.e., not a United States Person as defined in Instruction 3 above) to qualify as exempt from 31% backup withholding, such foreign Unitholder must certify, under penalties of perjury, the statement in Box C of this Letter of Transmittal attesting to that foreign person's status by checking the box in such statement. UNLESS SUCH BOX IS CHECKED, SUCH FOREIGN PERSON WILL BE SUBJECT TO 31% WITHHOLDING OF TAX UNDER SECTION 1445 OF THE CODE.

6. CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted.

7. VALIDITY OF LETTER OF TRANSMITTAL. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal will be determined by the Purchasers and such determination will be final and binding. The Purchasers' interpretation of the terms and conditions of the Offer (including these instructions for the Letter of Transmittal) also will be final and binding. The Purchasers will have the right to waive any irregularities or conditions as to the manner of tendering. Any irregularities in connection with tenders must be cured within such time as the Purchasers shall determine unless waived by them.

       The Letter of Transmittal will not be valid unless and until any irregularities have been cured or waived. Neither the Purchasers nor the Information Agent/Depositary are under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

8. ASSIGNEE STATUS. Assignees must provide documentation to the Information Agent/Depositary which demonstrates, to the satisfaction of the Purchasers, such person's status as an assignee.

9. INADEQUATE SPACE. If the space provided herein is inadequate, the numbers of Units and any other information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

       Questions and requests for assistance may be directed to the Information Agent/Depositary at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchasers' expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.



               The Information Agent/Depositary for the Offer is:

                          [THE HERMAN GROUP INC. LOGO]

                            2121 San Jacinto Street
                                   26th Floor
                              Dallas, Texas  75201
                                       or
                         Call Toll-Free (800) 738-5516